UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2017

NOODLES & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D, Broomfield, CO	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders (the “Annual Meeting”) on May 11, 2017. As of March 13, 2017, the record date for the Annual Meeting (the “Record Date”), we had 27,872,925 shares of common stock outstanding and entitled to vote, of which 26,350,827 were Class A common stock and 1,522,098 were Class B common stock. Holders of our Class A and Class B common stock are entitled to one vote for each share held as of the Record Date, with the exception that Class B common stock does not vote on the election or removal of directors. On the Record Date, there were also 18,500 shares of Series A convertible preferred stock (the “Preferred Stock”) outstanding, which shares were convertible into 4,252,873 shares of Class A common stock. The outstanding shares of Preferred Stock were entitled to vote on an as-converted basis with the holders of our Class A common stock on the matters submitted to a vote of holders of our common stock. On April 12, 2017, the 18,500 shares of outstanding Preferred Stock were converted into 4,252,873 shares of Class A common stock.

At the annual meeting, shareholders voted in favor of the election of two directors, Thomas Lynch and Robert Hartnett, to our Board of Directors, voted in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and approved the material terms of the performance goals pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to be used for purposes of our Amended and Restated 2010 Stock Incentive Plan and our annual bonus incentive arrangements. The final voting results were as follows:

(1) The following two individuals were elected as Class I directors, each to serve for three years and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas Lynch	24,766,066	333,462	4,220,826
Robert Hartnett	25,006,165	93,363	4,220,826

(2) The appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending January 2, 2018 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,665,433	103,346	73,673	0

(3) The material terms of the performance goals pursuant to Section 162(m) of the Code to be used for purposes of our Amended and Restated 2010 Stock Incentive Plan were approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,998,136	1,610,623	12,867	4,220,826

(4) The material terms of the performance goals pursuant to Section 162(m) of the Code to be used for purposes of our annual incentive bonus arrangements were approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,359,413	1,246,747	15,466	4,220,826

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

DATE: May 11, 2017	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Executive Vice President and General Counsel